UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2016

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This report amends the Current Report on Form 8-K of 3D Systems Corporation (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) on June 7, 2016 (the “Original Filing”) to, among other things, disclose and summarize the severance agreements of Mark W. Wright and Cathy L. Lewis. At the time of the Original Filing, such severance agreements had not been finalized.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2016, the Company entered into a Severance Agreement with Mark W. Wright, the Company’s Executive Vice President and Chief Operating Officer, in connection with his departure from the Company (the “Wright Severance Agreement”). Additionally, on June 15, 2016, the Company entered into a Severance Agreement with Cathy L. Lewis, the Company’s former Executive Vice President and Chief Marketing Officer, in connection with her departure from the Company (the “Lewis Severance Agreement” and collectively with the Wright Severance Agreement, the “Severance Agreements”). As previously reported Mr. Wright’s last day of employment with the Company is June 17, 2016 (the “Wright Severance Date”). Ms. Lewis’ last day of employment with the Company was June 10, 2016 (the “Lewis Severance Date”).

The Severance Agreements become irrevocable on June 22, 2016.

In consideration of Mr. Wright’s release of all claims he may have against the Company, if any, and for his covenants in the Wright Severance Agreement including, without limitation, his covenant to maintain Company information as confidential; his agreement to not compete with the Company and not to solicit customers or employees of the Company for a period of twelve months following the Wright Severance Date; and to not disparage the Company, the Company will provide Mr. Wright with a severance package including, among other items, (i) payment of an amount equal to his annual base salary of $416,000, payable in equal installments over twelve months, less all required withholdings and taxes, (ii) payment for unused vacation time accrued prior to the Wright Severance Date, (iii) reimbursement of up to an aggregate of $100,000 during the twelve month period following the Wright Severance Date related to moving and relocation expenses, (iv) a 2016 cash bonus in accordance with the Company’s Management By Objectives bonus program, if any, to be calculated on a pro-rata basis through the Wright Severance Date based on achievement of the Company’s corporate goals as determined by management of the Company and approved by the Company’s Compensation Committee of the Board of Directors, (v) continued payment of a portion of the premiums associated with the Company’s group health plan, as paid by the Company for all other employees of the Company, for a period of twelve months from the Wright Severance Date, (vi) the repurchase of 27,209 restricted shares of Company common stock for $1.00 per share and the vesting of 32,791 restricted shares of Company common stock previously granted to Mr. Wright under the 2004 Incentive Stock Plan pursuant to the First Amendment, dated June 15, 2016, to the Restricted Stock Purchase Agreement, dated October 27, 2014, by and between the Company and Mr. Wright (the “Wright First Amendment to 2004 Restricted Stock Award Agreement”), and (vii) the acceleration of 15,839 restricted shares of Company common stock previously granted to Mr. Wright under the 2015 Incentive Stock Plan of the Company pursuant to the First Amendment, dated June 15, 2016, to the Restricted Stock Award Agreement, dated November 13, 2015, by and between the Company and Mr. Wright (the “Wright First Amendment to 2015 Restricted Stock Award Agreement”). The Wright Severance Agreement terminates the Non-Compete and Non-Solicitation Agreement, October 27, 2014, by and between the Company and Mr. Wright and the Employee Confidentiality and Non-Solicitation and Arbitration Agreement, dated October 27, 2014, by and between the Company and Mr. Wright.

Additionally, on June 15, 2016, the Company entered into a Consulting Agreement (the “Wright Consulting Agreement”) with Mr. Wright. Pursuant to the Wright Consulting Agreement, Mr. Wright shall perform certain services as may be requested by the Company from time to time. As compensation for the performance of such services, the Company will pay Mr. Wright an hourly rate. The initial term of the Wright Consulting Agreement shall begin on June 18, 2016 and end on December 31, 2017.

In consideration of Ms. Lewis’ release of all claims she may have against the Company, if any, and for her covenants in the Lewis Severance Agreement including, without limitation, her covenant to maintain Company information as confidential; her agreement to not to solicit customers or employees of the Company for a period of twelve months following the Lewis Severance Date; and to not disparage the Company, the Company will provide Ms. Lewis with a severance package including, among other items, (i) payment of an amount equal to her annual base salary of $295,000, payable in equal installments over twelve months, less all required withholdings and taxes, (ii) a 2016 cash bonus in accordance with the Company’s Management By Objectives bonus program, if any, to be calculated on a pro-rata basis through the Lewis Severance Date based on achievement of the Company’s corporate goals as determined by management of the Company and approved by the Company’s Compensation Committee of the Board of Directors, (iii) continued payment of a portion of the premiums associated with the Company’s group health plan, as paid by the Company for all other employees of the Company, for a period of twelve months from the Lewis Severance Date, (iv) the repurchase of 11,785 restricted shares of Company common stock for $1.00 per share and the vesting of 23,215 restricted shares of Company common stock previously granted to Ms. Lewis under the 2004 Incentive Stock Plan pursuant to (a) the First Amendment, dated June 15, 2016, to the Restricted Stock Purchase Agreement, dated November 18, 2013, by and between the Company and Ms. Lewis and (b) the First Amendment, dated June 15, 2016, to the Restricted Stock Purchase Agreement, dated November 17, 2014, by and between the Company and Ms. Lewis (collectively, the “Lewis First Amendments to 2004 Restricted Stock Award Agreements”), and (v) the acceleration of 5,748 restricted shares of Company common stock previously granted to Ms. Lewis under the 2015 Incentive Stock Plan of the Company pursuant to the First Amendment, dated June 15, 2016, to the Restricted Stock Award Agreement, dated November 13, 2015, by and between the Company and Ms. Lewis (the “Lewis First Amendment to 2015 Restricted Stock Award Agreement”). The Lewis Severance Agreement terminates the Agreement for At-Will Employment and Binding Arbitration, dated September 16, 2009, by and between the Company and Ms. Lewis and the California Employee Confidentiality, Non-Compete, Non-Solicitation and Arbitration Agreement, by and between the Company and Ms. Lewis, dated July 1, 2015.

The foregoing description of the Wright Severance Agreement, the Wright First Amendment to 2004 Restricted Stock Award Agreement, the Wright First Amendment to 2015 Restricted Stock Award Agreement, the Wright Consulting Agreement, the Lewis Severance Agreement, the Lewis First Amendments to 2004 Restricted Stock Award Agreements and the Lewis First Amendment to 2015 Restricted Stock Award Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

10.1	Severance Agreement, dated June 15, 2016, by and between 3D Systems Corporation and Mark W. Wright
10.2	First Amendment, dated June 15, 2016, to the Restricted Stock Purchase Agreement, dated October 27, 2014, by and between 3D Systems Corporation and Mark W. Wright

10.3	First Amendment, dated June 15, 2016, to the Restricted Stock Award Agreement, dated November 13, 2015, by and between 3D Systems Corporation and Mark W. Wright

10.4	Consulting Agreement, dated June 15, 2016, by and between 3D Systems Corporation and Mark W. Wright
10.5	Severance Agreement, dated June 15, 2016, by and between 3D Systems Corporation and Cathy L. Lewis
10.6	First Amendment, dated June 15, 2016, to the Restricted Stock Purchase Agreement, dated November 18, 2013, by and between 3D Systems Corporation and Cathy L. Lewis

10.7	First Amendment, dated June 15, 2016, to the Restricted Stock Purchase Agreement, dated November 17, 2014, by and between 3D Systems Corporation and Cathy L. Lewis
10.8	First Amendment, dated June 15, 2016, to the Restricted Stock Award Agreement, dated November 13, 2015, by and between 3D Systems Corporation and Cathy L. Lewis

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: June 16, 2016
/s/ ANDREW m. JOHNSON
(Signature)
Name: Andrew M. Johnson
Title: Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Severance Agreement, dated June 15, 2016, by and between 3D Systems Corporation and Mark W. Wright
10.2	First Amendment, dated June 15, 2016, to the Restricted Stock Purchase Agreement, dated October 27, 2014, by and between 3D Systems Corporation and Mark W. Wright

10.3	First Amendment, dated June 15, 2016, to the Restricted Stock Award Agreement, dated November 13, 2015, by and between 3D Systems Corporation and Mark W. Wright

10.4	Consulting Agreement, dated June 15, 2016, by and between 3D Systems Corporation and Mark W. Wright
10.5	Severance Agreement, dated June 15, 2016, by and between 3D Systems Corporation and Cathy L. Lewis
10.6	First Amendment, dated June 15, 2016, to the Restricted Stock Purchase Agreement, dated November 18, 2013, by and between 3D Systems Corporation and Cathy L. Lewis

10.7	First Amendment, dated June 15, 2016, to the Restricted Stock Purchase Agreement, dated November 17, 2014, by and between 3D Systems Corporation and Cathy L. Lewis
10.8	First Amendment, dated June 15, 2016, to the Restricted Stock Award Agreement, dated November 13, 2015, by and between 3D Systems Corporation and Cathy L. Lewis